                       SEMIANNUAL REPORT, June 30, 2002

                       FBR FUND FOR GOVERNMENT INVESTORS

                4922 Fairmont Avenue, Bethesda, Maryland 20814

                        800.622.1386      301.657.1510
--------------------------------------------------------------------------------


                                                                  July 19, 2002

Dear Shareholders:

Our economy started out the year gaining momentum. The recovery has since slowed, but not stalled. The manufacturing sector has seen positive growth for six straight months and gross domestic product ("GDP") is forecasted to be 3.5% to 3.7% for 2002. Yet, we are watching stock prices and corporate debt values continue to fall. Consumer confidence continues to slip as consumers digest the impact corporate America's accounting practices and corporate governance may have on stated corporate earnings.

How does this impact Fund for Government Investors ("FGI")? We are seeing Treasury Bond yields benefit from a flight to quality by investors. For those rate shoppers, demands of this sort maintain pressure on the rates for the asset class. This is causing a steepening of the yield curve as demand at the short end pushes rates downward. We have seen rates as low as 1.55% and as high as 1.86%.

Certainly, external factors are impacting the short-term bond market, yet we expect this market to begin to refocus on economic fundamentals during the second half of the year. The inflation outlook remains favorable as core measures of inflation have decelerated over the past year. Thus, we do not expect to see a Federal Reserve ("Fed") rate hike until sometime late in the forth quarter. With this expectation in mind, we will see short-term rates continue to trade in a narrow range of 1.60% to 1.86%, and not until later in the year will they be driven higher in anticipation of a Fed hike.

FGI invests in short-term government securities and as such provides current income consistent with liquidity and preservation of capital. As of June 30, 2002, FGI assets were $445.5 million with a seven-day effective yield of 1.22%/*/ and an average maturity of 37 days. We will continue to invest with preservation of your capital in mind. Thank you for your investment in the Fund.


Sincerely,

/s/ Betsy Piper/Bach
Betsy Piper/Bach
Chief Investment Officer
Money Management Advisers, Inc.

--------
*Yields are for past periods and not intended to indicate future performance.
 An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about the Fund, including fees and expenses, call
1.800.343.3355 for a free prospectus. Investing in the Fund involves certain risks that are fully discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

                                              FBR Fund for Government Investors
================================================================================



STATEMENT OF NET ASSETS
June 30, 2002
(unaudited)

            Payable at                             Maturity                                        Value
             Maturity                                Date                     Rate                (Note 1)
            ------------------------------------------------------------------------------------------------
            United States Treasury Bills: 52.7%
            $85,000,000                            July 11, 2002             1.70%              $ 84,959,861
             50,000,000                            July 18, 2002             1.67                 49,960,687
             50,000,000                            July 25, 2002             1.67                 49,944,333
             50,000,000                          August 29, 2002             1.85                 49,850,041
                                                                                                ------------
                      Total United States Treasury Bills (Cost $234,714,922)                     234,714,922
                                                                                                ------------

            Federal Home Loan Bank Discount Notes and Notes: 37.0%
             15,000,000                            July 19, 2002             1.48                 14,987,287
             25,000,000                        September 4, 2002             1.84                 24,914,688
             25,000,000                        February 13, 2003             2.25                 25,000,000
             50,000,000                            April 3, 2003             2.50/\               50,000,000
             25,000,000                           April 24, 2003             2.63/\               25,000,000
             25,000,000                              May 7, 2003             2.35/\               25,000,000
                                                                                                ------------
                      Total Federal Home Loan Bank Discount Notes and Notes (Cost $164,901,975)  164,901,975
                                                                                                ------------

            Sallie Mae Notes: 5.6%
             25,000,000                             July 2, 2002             1.75+                25,000,000
                                                                                                ------------
                      Total Sallie Mae Notes (Cost $25,000,000)                                   25,000,000
                                                                                                ------------
                      Total Investments: 95.3% (Cost $424,616,897*)..................            424,616,897
                      Other Assets less Liabilities: 4.7%............................             20,883,343
                                                                                                ------------
                      Net Assets: 100.0%.............................................            445,500,240
                                                                                                ============
                      Net Asset Value Per Share (Based on 445,500,240 Shares Outstanding)              $1.00
                                                                                                       =====

---------------------
/\ Stepped coupon is a security with a predetermined schedule of interest or dividend rate changes.
+  Floating Rate Note. The coupon rate shown represents the rate at the end of the period. The due date reflects the next interest rate reset date or, when applicable, the final maturity date.
*  Same cost is used for Federal income tax purposes.

               Weighted Average Maturity of Portfolio:  37 Days

                      See Notes to Financial Statements.

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                                      2

                                              FBR Fund for Government Investors
================================================================================



STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2002
(unaudited)

   Net Increase in Net Assets Resulting from Operations:
   Interest Income (Note 1).............................           $4,415,277
                                                                   ----------
   Expenses
    Investment Advisory Fee (Note 2).................... 1,171,366
    Administrative Fee (Note 2).........................   585,814  1,757,180
                                                         --------- ----------
   Net Investment Income................................           $2,658,097
                                                                   ==========

STATEMENTS OF CHANGES IN NET ASSETS

                                            For the Six      For the Year
                                           Months Ended         Ended
                                           June 30, 2002     December 31,
                                            (unaudited)          2001
                                          ---------------  ---------------
     Net Increase in Net Assets
       Resulting from Operations and
       Declared as Dividends to
       Shareholders (Note 1)............. $     2,658,097  $    16,483,510
                                          ===============  ===============
     From Share Transactions: (at
       constant net asset value of $1)
       Net Proceeds from Sales of Shares. $ 1,200,346,483  $ 2,745,688,774
       Reinvestment of Distributions.....       2,611,070       16,162,372
                                          ---------------  ---------------
        Total............................   1,202,957,553    2,761,851,146
       Cost of Shares Redeemed...........  (1,242,139,200)  (2,832,880,563)
                                          ---------------  ---------------
          Total Decrease in Net Assets...     (39,181,647)     (71,029,417)
     Net Assets--Beginning of Period.....     484,681,887      555,711,304
                                          ---------------  ---------------
     Net Assets--End of Period........... $   445,500,240  $   484,681,887
                                          ===============  ===============

                      See Notes to Financial Statements.

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                                      3

                                              FBR Fund for Government Investors
================================================================================



FINANCIAL HIGHLIGHTS

                                 For the Six
                                Months Ended           For the Years Ended December 31,
                                June 30, 2002  ------------------------------------------------
                                 (unaudited)     2001      2000      1999      1998      1997
                                -------------  --------  --------  --------  --------  --------
Per Share Operating
  Performance:
 Net Asset Value--Beginning
   of Period...................   $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                  --------     --------  --------  --------  --------  --------
 Income from Investment
   Operations:
   Net Investment Income.......       0.01         0.03      0.05      0.04      0.04      0.04
                                  --------     --------  --------  --------  --------  --------
 Distributions to Shareholders:
   From Net Investment
     Income....................      (0.01)       (0.03)    (0.05)    (0.04)    (0.04)    (0.04)
                                  --------     --------  --------  --------  --------  --------
 Net Increase in Net Asset
   Value.......................       0.00         0.00      0.00      0.00      0.00      0.00
                                  --------     --------  --------  --------  --------  --------
 Net Asset Value--End of
   Period......................   $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                  ========     ========  ========  ========  ========  ========
Total Investment Return........       1.14%/A/     3.25%     5.27%     3.97%     4.34%     4.49%
Ratios to Average Net Assets:
 Expenses......................       0.75%/A/     0.75%     0.75%     0.74%     0.74%     0.74%
 Net Investment Income.........       1.14%/A/     3.25%     5.17%     3.90%     4.26%     4.40%
Supplementary Data:
 Number of Shares Outstanding
   at End of Period with a Net
   Asset Value of $1 (in
   thousands)..................    445,500      484,682   555,711   492,627   571,742   572,313

---------------------
/A/ Annualized

                      See Notes to Financial Statements.

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                                      4

                                              FBR Fund for Government Investors
================================================================================


NOTES TO FINANCIAL STATEMENTS
June 30, 2002
(unaudited)



1. SIGNIFICANT ACCOUNTING POLICIES

  FBR Fund for Government Investors (the "Fund"), formerly Fund for Government Investors, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and invests primarily in U.S. Government Securities. The Fund is authorized to issue an unlimited number of shares. When preparing the Fund's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States of America. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. These estimates could be different from the actual results. The following is a summary of significant accounting policies, which the Fund consistently follows:

    (a)Investments are valued at amortized cost, which approximates market value. Amortized cost is the purchase price of the security plus accumulated discount or minus amortized premium from the date of purchase.

    (b)Investment income is recorded as earned.

    (c)Net investment income is computed, and dividends are declared daily. Dividends are paid monthly and reinvested in additional shares unless shareholders request payment.

    (d)The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment advisory and management services are provided by Money Management Advisers, Inc. (the "Adviser"), a subsidiary of FBR National Bank & Trust (the "Administrator"), under an agreement whereby the Fund pays a fee at an annual rate based on the Fund's net assets as follows: 0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets that exceed $1 billion. Certain Officers and Trustees of the Fund are affiliated with the Adviser. The Adviser and the Administrator are wholly-owned subsidiaries of Friedman, Billings, Ramsey Group, Inc.

  The Administrator provides custodial services, transfer agency, dividend disbursing and other shareholder services to the Fund. The Administrator is paid an administrative fee at an annual rate of 0.25% of average daily net assets of the Fund to cover the cost of these services as well as other expenses of the Fund except for interest and extraordinary legal expenses.

3. BORROWING AGREEMENT

  The Fund has entered into an agreement with Custodial Trust Company to receive short-term borrowings to cover share redemptions. Borrowings pursuant to the credit facility are subject to interest at the 30 day LIBOR plus 250 basis points (100 basis points=1%). This credit facility may be drawn upon for temporary purposes and is subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. No borrowings were outstanding at June 30, 2002.


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                                      5

                               FBR MUTUAL FUNDS
                             4922 FAIRMONT AVENUE
                           BETHESDA, MARYLAND 20814
                                 800.622.1386
                              www.fbr.com/funds/

                              Investment Adviser
                        MONEY MANAGEMENT ADVISERS, INC.
                         1001 NINETEENTH STREET NORTH
                           ARLINGTON, VIRGINIA 22209

                                  Distributor
                         FBR INVESTMENT SERVICES, INC.
                             4922 FAIRMONT AVENUE
                           BETHESDA, MARYLAND 20814

                 Administrator, Custodian, and Transfer Agent
                           FBR NATIONAL BANK & TRUST
                             4922 FAIRMONT AVENUE
                           BETHESDA, MARYLAND 20814

                        Independent Public Accountants
                            DELOITTE & TOUCHE, LLP
                                 1633 BROADWAY
                           NEW YORK, NEW YORK 10019

                         This report is not authorized
                        for distribution to prospective
                      investors unless it is preceded or
                     accompanied by a current prospectus.

                           FRIEDMAN BILLINGS RAMSEY
                                    [GRAPHIC]


                                    [GRAPHIC]
                                       FBR




                       FBR Fund for Government Investors

                               Semiannual Report
                                 June 30, 2002





                                                    [GRAPHIC]

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